Exhibit 10.21
EMERGENT GROUP INC.

PROPOSED AMENDED AUDIT COMMITTEE CHARTER

STATUS

This charter governs the operations of the Audit Committee of the Board of Directors of Emergent Group Inc. (the "Company"). The Committee shall review and reassess its charter at least annually and obtain the approval of the Board of Directors of any proposed changes in compliance with applicable rules and requirements of the American Stock Exchange (the "Amex"), the Securities and Exchange Commission (the "SEC"), and any other applicable body (collectively, the "Applicable Rules").

The Audit Committee shall meet at least quarterly and at such other times as necessary to fulfill its responsibilities.

MEMBERSHIP

The Audit Committee shall consist of at least two directors each of whom shall be (i) "independent" as defined by Amex listing standards, (ii) a "Non-employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Emergent Group, Inc. (the “Company”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any government body or the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes.  Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;
•	Provide an open avenue of communication among the independent auditors, management, and the Board;

•	oversee management's preparation of the Company's financial statements and management's conduct of the accounting and financial reporting processes;

•	oversee management's maintenance of internal controls and procedures for financial reporting;

•	oversee the Company's compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

•	oversee the independent auditor's qualifications and independence;

•	oversee the performance of the independent auditors, including the annual independent audit of the Company's financial statements;

•	prepare any report required to be prepared by the Committee pursuant to the rules of the SEC to be included in the Company's proxy statement; and

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discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law or rule or regulation of the American Stock Exchange and the Sarbanes-Oxley Act of 2002.

In carrying out its purposes, there shall be free and open communication between the Committee, independent auditors, and management of the Company.

COMPOSITION

The Committee will be composed of not less than two members of the Board. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.  All members of the Committee shall have a working familiarity with basic finance and accounting practices.

The Committee’s membership will meet the requirements of the AMEX Listing Standards and those contained in the Sarbanes-Oxley Act of 2002, as amended.  Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member.

MEETINGS

The Committee shall meet at least once quarterly, or more frequently as circumstances dictate.  The Committee may meet with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately.  In addition, the Committee or a designated member of the Committee shall meet with the independent auditors quarterly to review the Company’s quarterly financial statements as described below.

RESPONSIBILITIES

The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following shall be the principal responsibilities and recurring processes of the Committee in carrying out its oversight responsibilities. These responsibilities and processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Chair of the Committee may represent the entire Committee with respect to functions of the Committee undertaken between meetings and any of the Committee's functions may be delegated to a subcommittee comprised of one or more members of the Committee.

Oversight of the financial statements and relations with the independent auditors:

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Relationship with Independent Auditors — The independent auditors shall report directly and are ultimately accountable to the Committee in its capacity as a committee of the Board. The Committee shall have sole authority and responsibility to appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

•	Annually, the Committee shall review and recommend for stockholder ratification the selection of the Company's independent auditors.

•	The Committee shall pre-approve all audit and permitted non-audit services provided by the independent auditors.

•	The Committee periodically shall meet separately with management and with the Company's independent auditors.

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Annually, the Committee shall obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1, discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence, and take or recommend that the Board take appropriate action regarding the independence of the independent auditors.

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Periodic Reviews — Prior to the filing of the Company's Quarterly Reports on Form 10-Q, the Committee shall review with management and the independent auditors the interim financial statements and other information to be included in the Form 10-Q, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A"). Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

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Annual Reviews — The Committee shall review with management and the independent auditors the financial statements and other financial information, including the Company's disclosure under MD&A, to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K). Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Based on the review and discussions described above, the Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10K. The Committee shall prepare the Audit Committee report to be included in the Company's proxy statements when and as required by the Applicable Rules.

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The Committee shall establish and maintain procedures for (i) receiving, retaining and addressing complaints regarding the Company's accounting, internal controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, in accordance with the Applicable Rules.

•	The Committee will have responsibility for reviewing and approving all proposed related party transactions as required by AMEX listing requirements.

It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and for maintaining internal controls and procedures for financial reporting, and the independent auditors are responsible for auditing those financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. All employees will be directed to cooperate with the respect thereto as requested by members of the Committee. In performing their duties and responsibilities, each member of the Committee is entitled to rely in good faith upon the records of the Company and upon information, opinions, reports or statements presented by any of the Company's officers or employees, or other committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

Expect the independent auditors to provide the Committee with:

•	Independent judgments about the appropriateness of the Company’s current or proposed accounting principles and whether current or proposed financial disclosures are clear.

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Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.

•	Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

•	Reasons for accepting or questioning significant estimates made by management.

•	Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

Actions taken on the Board’s behalf that require Board notification but not Board approval:

•	Review and approve the scope of the Company’s audit and that of its subsidiaries as recommended by the independent auditors.

•	Answer questions raised by shareholders during an annual shareholders’ meeting on matters relating to the Committee’s activities if asked to do so by the Board’s chairperson.

•	Ask the appropriate corporate officer to study a particular area of interest or concern to the Committee.

•	Appointment, compensation, oversight, evaluation and, where appropriate, replace the independent auditors.

Matters requiring the Committee’s review and study before making a recommendation for the Board’s action:

•	Implementation of major accounting policy changes.

•	SEC registration statements to be signed by the Board.

•	The auditors’ reports and financial statements prior to publication in the annual report.

Matters requiring the Committee’s review and study before providing summary information to the Board:

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Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (“FASB”), the Securities and Exchange Commission (“SEC”), and the American Institute of Certified Public Accountants (“AICPA”), or by comparable bodies outside the U.S.

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The independent auditors’ assessment of the strengths and weaknesses of the Company’s financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements.

•	Quarterly financial statement review before publication.

•	Administration of the Company’s “conflict of interest” policy.

•	The performance of management and operating personnel under the Company’s code of ethics.

•	Gaps and exposures in insurance programs.

•	Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.

•	Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASD.

COMPLAINTS

The Audit Committee shall establish procedures for –

(A)  the receipt, retention, and treatment of complaints received by Emergent regarding accounting, internal accounting controls, or auditing matters; and

(B)  the confidential, anonymous submission by employees of Emergent of concerns regarding questionable accounting or auditing matters.

AUTHORITY TO ENGAGE ADVISERS

The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

FUNDING

Emergent shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of Directors, for payment of compensation to the registered public accounting firm employed by Emergent for the purpose of rendering or issuing an audit report and to any advisers employed by the audit committee.

REPORT

The Committee shall report to the Board on the Committee's activities as appropriate and maintain minutes or other records of Committee meetings and activities.